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                                                                   EXHIBIT 10.15


                             FIRST AMENDMENT TO THE
                          MANAGEMENT SERVICES AGREEMENT


        THIS FIRST AMENDMENT TO THE MANAGEMENT SERVICES AGREEMENT dated August 12, 2002 is entered into and effective this 1st day of March, 2003 by and between Luminex Corporation, a Delaware corporation (the "Company") and Thomas
W. Erickson ("Erickson").

        WHEREAS, the Company and Erickson desire to continue the management services delivered pursuant to the Management Services Agreement dated August 12, 2002 (the "Agreement").

        NOW, THEREFORE, the parties execute this First Amendment to the
Agreement:

        1. The substantive terms, covenants and agreements shall continue for a Term from the effective date hereof through August 31, 2003.

        2. Cash compensation shall continue at the same rate for Erickson's services hereunder.

        3. An additional option grant of 85,000 shares of the Company's common stock shall be granted pursuant to the terms and conditions of the Option Agreement to be executed simultaneously herewith, in the form attached hereto as Exhibit A (the "Option Agreement"). Notwithstanding the foregoing, the exercise price per share shall be equal to the closing sale price on the date of grant and vesting shall occur in one sixth increments on the last day of each month of March through August, 2003, all as set forth in the Option Agreement.

        All other terms of the Agreement shall continue and all capitalized terms not otherwise defined will have such meaning as set forth in the Agreement.

        IN WITNESS WHEREOF, this First Amendment is executed by the parties as of the effective date set forth above.


                                  LUMINEX CORPORATION


                                  By:      /s/ Harriss T. Currie
                                       ---------------------------------------

                                  Title:   Acting Chief Financial Officer
                                        --------------------------------------


                                    /s/ Thomas W. Erickson
                                  --------------------------------------------
                                  Thomas W. Erickson